CONTINGENCIES AND COMMITMENTS	6 Months Ended
Feb. 28, 2022
Disclosure of contingent liabilities [abstract]
CONTINGENCIES AND COMMITMENTS [Text Block]

9. CONTINGENCIES AND COMMITMENTS

The Company's remaining minimum payments under its office and equipment lease agreements in Canada and South Africa total approximately $247 to February 2024.

From period end the Company's aggregate commitments are as follows:

Payments Due by Year
	< 1 Year	1 - 3 Years	4 - 5 Years	> 5 Years	Total
Lease Obligations	$101	$92	$-	$-	$193
Environmental Bonds	39	78	78	-	195
Totals	$140	$170	$78	$-	$388

Africa Wide Legal Action

In April 2018, the Company completed a transaction whereby Maseve Investments 11 (Pty) Ltd. ("Maseve") was acquired (the "Maseve Sale Transaction") by Royal Bafokeng Platinum Ltd. ("RBPlats"). Maseve owned and operated the Maseve Mine. In September 2018, the Company reported receipt of a summons whereby by Africa Wide Mineral Prospecting and Exploration Proprietary Limited ("Africa Wide") instituted legal proceedings in South Africa against PTM RSA, RBPlats and Maseve in relation to the Maseve Sale Transaction. Africa Wide held 17.1% of the shares in Maseve prior to completion of the Maseve Sale Transaction. Africa Wide is seeking to set aside the Maseve Sale Transaction. RBPlats and the Company consulted with senior counsel, both during the negotiation of the Maseve Sale Transaction and regarding the Africa Wide legal proceedings. Various statements and discovery documents were filed during calendar 2021 and a trial to hear evidence occurred in the High Court of South Africa October 4 to October 8, 2021. Final legal argument was heard by the High Court on March 1 and 2, 2022 and a ruling is expected in mid calendar 2022.